UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): December 6, 2013

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

201 Broadway, 6th Floor

Cambridge, MA 02139

(Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2013, Radius Health, Inc. (the “Company”) entered into a Letter of Intent (the “Letter of Intent”) with Nordic Bioscience A/S (“NB”), which provides that, pending completion of negotiations with respect to a proposed amendment to Work Statement NB-3 (the “Work Statement NB-3”) under that certain Clinical Trial Services Agreement, entered into between the Company and Nordic Bioscience Clinical Development VII A/S (“Nordic”) as of March 29, 2011 (the “Services Agreement”), and a proposed amendment to the Amended and Restated Stock Issuance Agreement entered into between the Company and Nordic as of May 16, 2011, NB will perform certain clinical trial work contemplated by the terms of the Services Agreement and the proposed amendment to Work Statement NB-3 described in the Letter Agreement.

Pursuant to the Letter Agreement and the terms of the proposed amendment to Work Statement NB-3 referenced therein, NB will perform a Period 2 extension study to evaluate an additional eighteen months of standard-of-care osteoporosis management following the Period 1 extension of six months upon completion of the Phase 3 clinical study of the Company’s BA058-SC product.  Payments in cash to be made by the Company to NB under the Letter Agreement are denominated in both euros and U.S. dollars and total up to approximately €3.0 million (approximately $4.1 million based on the exchange rate as of December 6, 2013) and $527,740, respectively. In addition, the Company will issue to Nordic, shares of its Series A-6 Preferred Stock having a value of up to the sum of approximately €3.0 million ($4.1 million based on the exchange rate as of December 6, 2013) and $527,740, as additional payment for services to be provided under the Letter Agreement and the terms of the proposed amendment to Work Statement NB-3 referenced therein.

The preceding description of the Letter Agreement, including the proposed amendment to Work Statement NB-3 referenced therein, is qualified in its entirety by reference to the Letter Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 2013

Radius Health, Inc.

By:	/s/ B. Nicholas Harvey
Name: B. Nicholas Harvey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Letter Agreement, dated as of December 6, 2013, by and between the Company and Nordic Bioscience A/S